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                                                                    Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

                          MEMORY PHARMACEUTICALS CORP.

                           CERTIFICATION PURSUANT TO

                            18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Each of the undersigned officers of Memory Pharmaceuticals Corp. (the "Company") hereby certifies to his knowledge that the Company's Annual Report on Form 10-K for the period ended December 31, 2005 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James R. Sulat
________________________________________
JAMES R. SULAT
President & Chief Executive Officer
(Principal Executive Officer)

March 30, 2006


/s/ Joseph M. Donabauer
________________________________________
JOSEPH M. DONABAUER
Vice President  & Controller
(Principal Accounting and Financial Officer)

March 30, 2006

* A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Memory Pharmaceuticals Corp. and will be retained by Memory Pharmaceuticals Corp. and furnished to the Securities and Exchange Commission or its staff upon request. This written statement accompanies the Form 10-K to which it relates, is not deemed filed with the Securities and Exchange Commission, and will not be incorporated by reference into any filing of Memory Pharmaceuticals Corp. under the Securities Act of 1933 or the Securities Exchange Act of 1934, irrespective of any general incorporation language contained in such filing.